Exhibit 13.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER UNDER SECTION 906 OF THE
SARBANES-OXLEY ACT
Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Mobileye N.V. (the “Company”) hereby certifies, to such officer’s knowledge that:
1.
The accompanying Annual Report on Form 20-F of the Company for the year ended December 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 13, 2016
/s/ Ziv Aviram Ziv Aviram Chief Executive Officer
The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.